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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                DECEMBER 17, 1999            (DECEMBER 13, 1999)
                Date of Report (Date of earliest event reported)

                           THEHEALTHCHANNEL.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         000-29822                                        33-0728140
(Commission File Number)                      (IRS Employer Identification No.)

            3101 W. COAST HIGHWAY, SUITE 175, NEWPORT BEACH, CA 92663
                                 (949) 476-3602
                    (Address of principal executive offices)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         thehealthchannel.com, Inc., hereby files this Amendment No. 1 to its
Current Report on Form 8-K, filed with the Commission on December 13, 1999, to submit the letter from former accountant required to be set forth in Item 4, which information is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 17, 1999              thehealthchannel.com, Inc.

                                       By:  /s/ Donald A. Shea
                                            ----------------------------
                                            Donald A. Shea
                                       Its: President



                                       2

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                                INDEX TO EXHIBITS

Exhibit Number    Description
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
99.1              Letter from Former Accountant